UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange act Rule 14a-6(i)(1) and 0-11.

On December 18 and December 19, 2022, Aerojet Rocketdyne Holdings, Inc. (the “Company”) made the following communications in connection with the proposed transaction under that certain Agreement and Plan of Merger, dated as of December 17, 2022, by and among the Company, L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), and Aquila Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of L3Harris, pursuant to which, subject to the terms and conditions thereof, Aquila Merger Sub Inc. will merge with and into the Company, with the Company being the surviving corporation and a wholly owned subsidiary of L3Harris:

(i)	A factsheet by the Company containing an overview of the transaction;

(ii)	An investor presentation by L3Harris, dated December 18, 2022;

(iii)	A memo from the Company to the Company’s employees, dated December 18, 2022;

(iv)	Responses to Company employee Frequently Asked Questions, dated December 18, 2022;

(v)	A memo from the Company to the Company’s supply chain partners, dated December 19, 2022;

(vi)	A memo from the Company to the Company’s customers, dated December 18, 2022;

(vii)	A letter from the Company’s CEO to the Company’s investors, dated December 18, 2022;

(viii)	A Twitter post by the Company, dated December 18, 2022;

(ix)	A Twitter post by the Company’s Chief Executive Officer, dated December 18, 2022;

(x)	A LinkedIn post by the Company, dated December 18, 2022;

(xi)	A Facebook post by the Company, dated December 18, 2022;

(xii)	A Twitter post by L3Harris, dated December 18, 2022;

(xiii)	A LinkedIn post by L3Harris’ Chief Executive Officer, dated December 18, 2022;

(xiv)	A LinkedIn post by L3Harris, dated December 18, 2022;

(xv)	A Financial Times article covering the transaction, dated December 18, 2022; and

(xvi)	A Wall Street Journal article covering the transaction, dated December 18, 2022.

A factsheet by the Company containing an overview of the transaction, dated December 18, 2022:

L3Harris to Acquire Aerojet Rocketdyne: Maximizing Value for All AJRD Shareholders TRANSACTION OVERVIEW Premium $58 37% 14% Per Share to Unaffected to Proposed Lockheed Sale Price 2 3 Price Martin Sale Price 57% $4.7bn to Price Following Lockheed Transaction Martin Sale Termination4 Value1 Transaction Multiple All Cash 16.5x +1.6x Acquisition LTM EV/EBITDA5 to LTM EV/EBITDA Multiple in Proposed Lockheed Martin Sale6 Source: FactSet 12/16/22, Company filings 1 Based on total transaction value, including total equity value plus assumption of net debt 2 Based on closing price of $42.49 on August 15, 2022 3 Based on $51 per share purchase price after the payment of a pre-closing special dividend in Lockheed Martin’s December 2020 proposed acquisition of Aerojet Rocketdyne 4 Based on closing price of $36.89 on February 14, 2022 5 Based on LTM Adj. EBITDA of $294mm as of the quarter ended September 30, 2022 6 Based on the 14.9x LTM EV/EBITDA in Lockheed Martin’s December 2020 proposed acquisition of Aerojet Rocketdyne

Important Additional Information and Where to Find It In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com. Participants in the Solicitation The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available. Forward-Looking Statements This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements. Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction. In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings. These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

L3Harris to acquire Aerojet Rocketdyne December 18, 2022

Forward-looking statements This presentation contains forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the “Risk Factors” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. In addition, the following factors, among others, could cause actual results or outcomes to differ materially from the forward-looking statements or historical performance: delays in, or failures in respect of, anticipated satisfaction of closing conditions or in obtaining financing on favorable terms or at all, unexpected costs, liabilities or delays, legal proceedings or the ability to obtain regulatory approvals and satisfy other closing conditions in a timely manner or at all. Statements about business acquisitions, including anticipated benefits and future plans, are forward-looking and involve risks and uncertainties. The forward-looking statements speak only as of the date of this presentation, and L3Harris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Key takeaways…the right asset for L3Harris 1 Advances L3Harris’ Trusted Disruptor strategy and broadens reach in weapon systems and space 2 Aerojet Rocketdyne is a national asset closely aligned with U.S. security and budget priorities…highly skilled and engaged employee base also an asset 3 Access to new markets and technologies in missiles and missile defense, including hypersonics, as well as space exploration 4 Long cycle backlog enhances L3Harris earnings visibility…30%+ increase 5 Attractive financial profile…accretive to non-GAAP EPS and adjusted FCF

Transaction overview • Purchase price of $58 per share implies transaction value of $4.7B, inclusive of net debt Transaction Structure • 2024E adjusted EBITDA1 multiple of ~12x, including run rate cost synergies • Business will operate as part of a new standalone segment post-transaction • Advances Trusted Disruptor strategy with unique capabilities and technological leadership • Access to new markets…missiles, missile defense, including hypersonics, and space exploration Strategic • Enhances portfolio…better balance between long cycle programs and short cycle products Rationale • Utilizes company track-record of successful integration to drive operational performance • Leverages L3Harris long-standing legacy as a merchant supplier • Improves earnings visibility via 30%+ backlog increase to nearly $30B Financial • Accretive to non-GAAP EPS (year 1) and adjusted free cash flow (year 2) Highlights • Financed primarily with debt…leverage2 target of <3.0x within next couple of years to sustain solid investment grade ratings, to be accomplished by reducing share repurchases from current levels • Expected to close in 2023 Timing and Approvals • Subject to regulatory approvals and customary closing conditions, including HSR and Aerojet Rocketdyne shareholder vote 1Based on consensus figure 2Leverage defined as Gross Debt to Adjusted EBITDA

National asset with unique capabilities By The Numbers $2.5B ~12% / ~14% Revenue1 EBIT / EBITDA margin1 $6.7B 14 Total Backlog2 Strategically Placed Facilities2 5,000+ 1,500+ Employees2 Engineers2 Revenue by Business3 Revenue by End User3 Full spectrum of propulsion for strategic, missile defense and tactical missile systems Technologies for strategic defense, missile defense and tactical systems Proven, trusted and secure U.S. supply chain for national security programs Premier launch propulsion provider for U.S. Space Force and national security space and exploration missions In-space propulsion and power systems for defense and commercial customers Source: Company filings and IR Insight Note: GBSD: Ground-Based Strategic Deterrent. THAAD: Terminal High Altitude Area Defense. GMLRS: Guided Multiple Launch Rocket System. PAC: Patriot Advanced Capability 1 Revenue / EBIT margin / EBITDA margin based on 2024 consensus figures excluding synergies and inclusive of pension benefits. 2As of 9/30/2022. 3 Based on 2021A revenue. Key Defense Programs Standard Missile Patriot/PAC-3 GBSD THAAD Hypersonics GMLRS Key Space Programs RS-25 Orion Main Engine Spacecraft Electric RL10 Propulsion

Market tailwinds to drive sustained demand $40B+ DoD’s FY23 NDAA for missile and missile defense systems $30B+ Approved U.S. funding for defense-related assistance to Ukraine in 2022 $10B+ Total approved FMS orders for Aerojet Rocketdyne systems in 2022 $25B+ NASA FY23 budget request, up 8%, supported by Artemis mission “National Defense Authorization Act (NDAA) showed a nice bump to even the higher Senate proposal of defense authorization with upside in virtually each of the weapons spending accounts“ – Myles Walton, Wolfe Research “Budget growth will help all companies with Defense spending exposure, but Products should benefit more than Services due to a focus on weapons spending and the int’l opportunities for product companies” – Seth Seifman, JPMorgan “Russia’s invasion of Ukraine has created urgent demand for several types of U.S. weapons, and we expect a multiyear production surge for war use, restocking and stockpile growth” – Roman Schweizer, Cowen Research “The Artemis mission is funded by the Deep Space Exploration Systems, a proposed $7.5B funding account growing at 11% in FY23. Funding growth is supported by the pending Artemis I mission, but also building out the infrastructure to support the moon mission” - Sheila Kahyaoglu, Jefferies

Financially attractive…diversifies and enhances portfolio resilience Revenue Backlog Adjusted EBITDA Adjusted EBITDA Margin Long / Short Cycle2 ~$18B ~$2B ~$20B ~$21B ~$7B ~$30B ~$3.8B ~$0.3B ~$4B ~21% ~14% 20%+ Increased Scale Improved Visibility Larger Earnings Base Maintain best in class margin Enhanced Portfolio Diversification Note: End market mix excludes other non-reportable businesses and corporate eliminations. Post transactions totals exclude synergies. 12021 actuals as reported in Form 10-K. Refer to slide 10 for reconciliation of non-GAAP financial measures. 2Long cycle defined as backlog to revenue of >1.0x

Supporting information

Regulation G disclosures To supplement our condensed consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide additional measures, including Adjusted EBITDA and Adjusted EBITDA Margin. L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non- GAAP financial measures enhance the ability of investors to analyze L3Harris’ business trends and to understand L3Harris’ performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation forward-looking non-GAAP financial measures to comparable GAAP measures is not available without unreasonable effort because of inherent difficulty in forecasting and quantifying the comparable GAAP measures and the applicable adjustments and other amounts that would be necessary for such a reconciliation, including due to potentially high variability, complexity and low visibility as to the applicable adjustments and other amounts, which may, or could, have a disproportionately positive or negative impact on the company’s future GAAP results. The variability of the applicable adjustments and other amounts is unpredictable, and it is possible for them to significantly adversely impact the company’s future GAAP results. A reconciliation of the historical non-GAAP financial measures contained in this presentation with the most directly comparable financial measures calculated in accordance with GAAP follows.

Reconciliation of non-GAAP financial measures Net Income $                1,842 Adjustments: Income taxes                440 Net interest expense                265 Depreciation and amortization                967 L3Harris merger integration costs                128 Business divestiture-related (gains) losses                (220) Impairment of goodwill and other assets and COVID-related charges                207 Other items                144 Total adjustments                1,931 Adjusted EBITDA $                3,773 Revenue $                17,814 Adjusted EBITDA margin 21%

A memo from the Company to the Company’s employees, dated December 18, 2022:

Dear Colleagues,

I am writing to share some important and exciting news about the next step in Aerojet Rocketdyne’s journey.

Moments ago, we announced that we have entered into a definitive agreement to become part of L3Harris Technologies. A copy of the press release we issued is attached.

An Exciting Combination to Fuel Our Success

Many of you are familiar with L3Harris, an agile global aerospace and defense technology company. L3Harris recognizes the value Aerojet Rocketdyne brings to its customers in the defense and space domains. As a combined company, we will help ensure the defense industrial base and our customers will have a strengthened merchant supplier to effectively address both current and emerging threats – and promote scientific discovery and innovation – through targeted investment in advanced missile technologies, hypersonics and more.

Today’s announcement builds on the successful ongoing execution of our strategic objectives. I am immensely proud of the important role we play in pushing the boundaries of the possible in space and helping to enable those who defend our nation, and you can expect that same commitment to those essential goals as part of L3Harris. As the need for our capabilities increases, the work we do is more important now than ever before. By becoming part of L3Harris, we will be able to better meet that customer demand, while supporting our employees, partners and our country.

Anyone who has worked at Aerojet Rocketdyne knows just how special and unique our company is. With that in mind, we were committed to ensuring not only a great strategic fit, but also a great cultural fit. Having spent some time getting to know L3Harris and its leaders over the past few months, I can say with confidence that our two companies are like minded in many ways, including viewing their people as key to the Company’s success.

L3Harris also values the role Aerojet Rocketdyne plays in supporting some of the nation’s most challenging national security requirements and competing effectively in today’s environment, and we anticipate that our employees will benefit from being a part of a larger organization with an abundance of opportunities and resources. Together, through our shared values of innovation, collaboration and customer commitment, we will continue to make significant strides in executing our strategy to place us at the forefront of defense in our country.

Next Steps – All Hands Meetings, Business as Usual

As for next steps, we expect the transaction will close in 2023, subject to the approval of Aerojet Rocketdyne shareholders, regulatory requirements, and customary closing conditions. I want to emphasize that until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate as separate, independent companies, and our strategic priorities remain squarely in focus. We have plenty of important work underway, so let’s keep building on our strong momentum.

We understand that you will have questions about what this announcement means for you. Our business unit and COE leaders will be holding All Hands meetings later today for their organizations, where we will take you through the announcement and what to expect in more detail. In the meantime, to help answer initial questions, I have attached an FAQ document, which we have also posted with other related materials on our internal transaction webpage.

Of course, we expect this announcement to generate interest from individuals and groups outside of the Company. It is important that we speak with one voice regarding this announcement. Consistent with company policy, if you receive any inquiries from the media or other external third parties about this announcement, please direct them to Steve Warren at (703) 650-0278 or Steven.Warren@Rocket.com.

On a more personal note, I want to acknowledge this milestone moment for Aerojet Rocketdyne. Our journey over the past two years has been challenging, and outside circumstances have often tested our ability to stay focused on our mission. The reason why we prevailed in all of those challenges and ultimately got to where we are today is the same reason why I love this company: our people. Each and every one of you represents the meaning of resolve, hard work and teamwork, and I couldn’t be prouder of what we’ve achieved together. As we head into the holidays, I hope that you are able to celebrate and spend time with your family and loved ones. Thank you for your continued focus and relentless dedication to Aerojet Rocketdyne. I hope you share my excitement about this next chapter.

Sincerely,

Eileen P. Drake

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

Responses to Company employee Frequently Asked Questions, dated December 18, 2022:

1.	What was announced?

•	We announced that Aerojet Rocketdyne has reached an agreement to combine with L3Harris Technologies (“L3Harris”) for $58.00 per share in cash, or total transaction value of approximately $4.7 billion.

•	This is an exciting next step in our growth trajectory and will allow us to better push the boundaries of the possible in space and help to enable those who defend our nation.

•	This transaction is a testament to the significant value of Aerojet Rocketdyne, our business and our team members – value that each of you has helped build.

2.	Why is L3Harris the right partner for Aerojet Rocketdyne?

•

Similar to our company, L3Harris is known as an innovator, and they provide key defense and commercial products and technologies across the domains of air, land, sea, space and cyber, providing its customers with integrated mission systems, space and airborne systems, communication systems and aviation systems.

•

L3Harris recognizes the value Aerojet Rocketdyne brings to its customers in the defense and space domains. As a combined company, we will help ensure the defense industrial base and Aerojet Rocketdyne’s customers will have a strengthened merchant supplier to effectively address both current and emerging threats – and promote scientific discovery and innovation – through targeted investment in advanced missile technologies, hypersonics and more.

•

Our two companies are a wonderful cultural fit for each other. L3Harris shares our commitment to innovation, collaboration and serving our nation’s critical defense and space missions, and views their people as key to the Company’s success.

3.	Why is now the right time to sell the Company?

•	This combination is about growth. Becoming part of L3Harris represents a natural next step in our evolution and recognizes the strength of our business.

•	The work we do is more important now than ever before. As industry demand continues to increase, Aerojet Rocketdyne will need more capabilities to effectively meet that demand.

4.	What does this transaction mean for Aerojet Rocketdyne employees?

•

As part of L3Harris, we expect to leverage their expertise, resources and scale to accelerate our vision and purpose: pushing the boundaries of the possible in space and helping to enable those who defend our nation.

•	This transaction also will support advancement in our capabilities, and we’re excited about what it means for the future of Aerojet Rocketdyne.

•	As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

•	That said, until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate independently, and it remains business as usual for all of us.

5.	What does this transaction mean for the future of Aerojet Rocketdyne and our strategy?

•	This announcement is a testament to the value L3Harris sees across our operations, in our product and systems offerings and – most importantly – in our team.

•	Becoming part of L3Harris will allow us to build on the successful ongoing execution of our strategic objectives and expand our capabilities for the long-term.

•	As we move forward, we remain committed to continuing to provide a best-in-class customer experience and effectively meeting demand for space and defense systems.

6.	Will there be changes to our compensation or benefits as a result of this transaction?

•	Until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate as separate, independent companies. Your compensation and benefits will continue in the ordinary course.

•	We will share additional details on future compensation and benefit matters as they are finalized with L3Harris.

7.	Will teams, titles or job responsibilities change?

•	While there are a number of details to work out over the coming months as part of the integration planning process, L3Harris recognizes the skills and expertise of our team members.

•	This transaction will enable advancement in our capabilities. As part of a larger organization, we expect our employees will benefit from greater development and career opportunities.

8.	Will I be asked to relocate?

•	We expect this transaction will provide exciting opportunities for employees.

•	It is still early in the process, and there are many decisions that have yet to be made.

•	We will provide more information as appropriate as we continue to work through details.

9.	Should I continue working on my ongoing projects? Will this change anything regarding the expectations around goals or delivery timelines for products?

•	Please continue operating as usual and working on your ongoing projects. This doesn’t change any deadlines or expectations around delivery timelines.

•	We’ll update you if we expect any short- or long-term business changes that could impact your regular work or performance goals.

10.	How will Aerojet Rocketdyne fit into L3Harris? When will integration planning begin?

•

Following transaction close, L3Harris intends to operate the Aerojet Rocketdyne business as part of a new standalone segment, alongside their Communication Systems, Integrated Mission Systems and Space & Airborne Systems business segments.

•	Many of the other details will be worked out over the coming months as part of the integration planning process.

•	While we don’t have all the specifics at this point, we’re committed to keeping you informed as we move through the integration planning process.

11.	What will happen to the Aerojet Rocketdyne name and brand? What will happen to our corporate headquarters?

•	There are a number of details that will be worked out over the coming months as part of the integration planning process, including name, brand and facilities.

•	We are committed to keeping you informed and sharing those details as they are finalized.

12.	What should I tell customers who ask about this transaction?

•

The executive team and certain customer-facing employees will be reaching out to many of our customers directly to share this announcement and why we believe this is a great opportunity for our company.

•

If you are asked about this transaction, we ask that you reinforce our continued focus on continuing to provide our customers with highly reliable and innovative products and continuing to meet their needs today and well into the future.

•	It’s also important to emphasize that until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate as separate, independent companies.

•	It is business as usual at Aerojet Rocketdyne, and our customers and business partners should not expect any changes to how we work with them.

•	We appreciate their continued partnership and trust as we take this important next step to better serve them.

13.	When can I reach out to team members at L3Harris?

•	You should not engage with L3Harris employees unless you’ve been specifically authorized to do so as part of integration planning. This includes interacting with L3Harris’ employees on social media.

•	We will continue to operate as separate companies until the transaction closes.

14.	What should I do if I am contacted by outside parties regarding the transaction?

•

If you receive inquiries from the media or other external parties about this announcement, per company policy, please do not comment and direct them to Steve Warren at 703-650-0278 or Steven.Warren@Rocket.com.

15.	What are the next steps in this process?

•	We are committed to keeping you informed as we move through this process and details are finalized.

•	The transaction is expected to close in 2023, subject to the receipt of regulatory approval and other customary closing conditions, including approval by Aerojet Rocketdyne shareholders.

•

Until then, Aerojet Rocketdyne and L3Harris will continue to operate as separate, independent companies. The best thing you can do is stay focused on your day-to-day responsibilities and our customers.

•	Please visit our internal transaction webpage for materials related to the transaction. If you have additional questions, please reach out to your direct supervisor.

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

A memo from the Company to the Company’s supply chain partners, dated December 19, 2022:

Dear [Valued Partner / INSERT],

I am reaching out to share that we have entered into a merger agreement to become part of L3Harris Technologies, beginning an important next chapter for Aerojet Rocketdyne. You can read more about the transaction here [LINK], but I also wanted to reach out directly to provide additional context.

As a combined company, we will help ensure the defense industrial base and Aerojet Rocketdyne’s customers will have a strengthened merchant supplier to effectively address both current and emerging threats – and promote scientific discovery and innovation – through targeted investment in advanced missile technologies, hypersonics and more. Together with L3Harris, we will expand our capabilities for the long-term to better meet increasing customer demand, enabling those who push the boundaries of the possible in space and defend our nation.

We expect to close the transaction in 2023, subject to regulatory requirements and other customary closing conditions.

Until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate as independent companies, and there will be no changes to your contract or how we work with you. We are continuing to rely on our suppliers to ensure we provide our customers with highly reliable and innovative products.

On behalf of the entire Aerojet Rocketdyne team, I want to thank you for your continued partnership and support as we take this important next step. We hope you have a wonderful holiday season.

Sincerely,

[INSERT]

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

A memo from the Company to the Company’s customers, dated December 18, 2022:

Dear [Valued Customer / INSERT],

I am excited to share that we have entered into a merger agreement to become part of L3Harris Technologies, an agile global aerospace and defense technology company. This announcement, which you can read more about here [INSERT HYPERLINK], begins an important next chapter for Aerojet Rocketdyne that we believe will help us to better deliver for our customers.

As a combined company, we will help ensure the defense industrial base and Aerojet Rocketdyne’s customers will have a strengthened merchant supplier to effectively address both current and emerging threats – and promote scientific discovery and innovation – through targeted investment in advanced missile technologies, hypersonics and more. L3Harris shares our vision and commitment to enabling those who push the boundaries of the possible in space and defend our nation.

We expect to close the transaction in 2023, subject to regulatory requirements and other customary closing conditions. Until the transaction closes, Aerojet Rocketdyne and L3Harris will continue to operate as independent companies, and there will be no changes to our contract or how we work with you. We remain focused on continuing to provide our customers with highly reliable and innovative products.

On behalf of the Aerojet Rocketdyne team, I want to thank you for your continued partnership and trust as we take this important next step to better serve you.

Wishing you all the best as we head into this holiday season.

Sincerely,

[INSERT]

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

A memo from the Company’s Chief Executive Officer to the Company’s investors, dated December 18, 2022:

Dear [Shareholder],

As I’m sure you’ve seen, we announced an all-cash acquisition by L3Harris for $58 per share.

This represents a 37% premium to the unaffected closing share price of $42.49 on August 15, 2022, a 57% premium to our share price following the termination of the proposed Lockheed Martin transaction (adjusted for the $5 per share special dividend). The 16.5x LTM adj. EV/EBITDA multiple also represents a premium to the multiple negotiated in the proposed Lockheed Martin transaction.

When the new Board came together following the proxy contest in June, we said we would be unwavering in our commitment to maximize shareholder value – and we believe this transaction does just that.

Thank you very much for your investment in Aerojet Rocketdyne and your input and insight.

Best regards and happy holidays,

/s/ Eileen P. Drake

Eileen P. Drake

President & CEO, Aerojet Rocketdyne Holdings Inc.

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

A Twitter post by the Company, dated December 18, 2022:

A Twitter post by the Company’s Chief Executive Officer, dated December 18, 2022:

A LinkedIn post by the Company, dated December 18, 2022:

A Facebook post by the Company, dated December 18, 2022:

A Twitter post by L3Harris, dated December 18, 2022:

A LinkedIn post by L3Harris’ Chief Executive Officer, dated December 18, 2022:

A LinkedIn post by L3Harris, dated December 18, 2022:

A Financial Times article covering the transaction, dated December 18, 2022:

Financial Times

US defence contractor L3Harris to buy Aerojet Rocketdyne for $4.7bn

By Steff Chávez and Sylvia Pfeifer

18 December 2022

Deal comes after regulators blocked Lockheed Martin’s takeover of rocket maker associated with Himars systems used in Ukraine

US aerospace and defence contractor L3Harris Technologies will acquire Aerojet Rocketdyne, the last independent domestic maker of missile propulsion systems, in a $4.7bn deal.

The acquisition comes after Lockheed Martin, the world’s largest defence contractor by revenue, tried to buy the rocket maker for $4.4bn before abandoning the bid after federal regulators sued in January to block it.

At the time, the Federal Trade Commission (FTC) alleged that Lockheed would use its ownership of Aerojet to damage other defence companies and would ultimately control multiple defence programmes critical to national security.

Under the terms of the deal agreed at the weekend, L3Harris will pay $58 per share in an all-cash transaction valuing Aerojet at $4.7bn, inclusive of net debt. The unconsummated Lockheed deal had been struck at $56 per share in December 2020.

“We’ve heard the DoD leadership loud and clear: they want high-quality, innovativeand cost-effective solutions to meet both current and emerging threats, and they’rerelying upon a strong, competitive industrial base to deliver those solutions,” saidL3Harris chief executive Christopher Kubasik.

L3Harris will use existing cash and issue new debt to fund the deal, which will need US regulatory approval to be completed.

Sean Stackley, senior vice-president for strategy and growth at L3 Harris, played down potential concerns that the deal might run afoul of regulators in an interview with the Financial Times. The FTC’s concerns around Lockheed’s proposed acquisition had focused on its impact on “competition and also on innovation,” he said.

L3 Harris, said Stackley, intended to “strengthen the merchant supplier role that Aerojet plays in defence and space”.

The company, he added, was already speaking to customers of Aerojet: “I think we are getting a warm reception.”

A series of mergers and acquisitions over the past several decades has turned the defence industry into one of the most consolidated in the US. In the 1990s, 51 prime contractors worked for the Pentagon. This has shrunk to five highly diversified companies: Lockheed, Raytheon Technologies, Boeing, General Dynamics and Northrop Grumman.

L3Harris, known for communications and electronic technologies embedded inweapons systems such as sensors, and for its involvement in space programmes, is the sixth-largest US defence contractor with annual revenue of $17.8bn, according to Refinitv data. It is responsible for making the position and navigation unit for the Himars, or high mobility artillery rocket system, a truck-mounted rocket launcher that has been critical for the Ukrainian army in its fight against Russia.

Lockheed, Raytheon and Boeing, the three prime tactical missile contractors for the Department of Defense, rely on Aerojet and a Northrop Grumman subsidiary for critical components such as rocket motors. Its acquisition will make L3Harris a more important subcontractor for these three larger companies as well as the Pentagon. Aerojet executed $2.2bn in sales last year.

Aerojet’s rocket systems have been important on the Ukrainian battlefield, too. They provide the propulsion systems for the Javelin and GMLRS, or guided multiple launch rocket system, missiles the US has provided, the latter of which is shot out of the Himars.

Florida-based L3Harris was formed in 2019 via the merger of L3 Technologies and Harris Corporation, and the group has been seeking further scale through acquisitions. Earlier this year, it purchased Viasat’s tactical data links unit, which provides data and voice communications systems for military vehicles, aeroplanes and ships, for $1.96bn.

Stackley said L3Harris expected both acquisitions to close in 2023.

Advising L3Harris financially are Barclays and Goldman Sachs, while Citi and Evercore are advising Aerojet.

This past summer, the company’s longstanding chief executive Eileen Drake defeated a proxy contest led by the then-executive chair of Aerojet, Warren Lichtenstein. His investment firm, Steel Partners, had been a big shareholder at the company for years and it sought to remove Drake in a heated battle for control.

Drake had testified in a corporate court proceeding that Lichtenstein once offered her a pricey Birkin handbag if she pursued the Lockheed deal’s terms in a way that he preferred. Lichtenstein testified that he had offered Drake expensive handbags as a proper incentive to secure a higher deal price.

Additional reporting by Sujeet Indap in New York

Communications Legends for Aerojet Rocketdyne

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

A Wall Street Journal article covering the transaction, dated December 18, 2022:

The Wall Street Journal

Defense Contractor L3Harris Plans to Buy Aerojet Rocketdyne for $4.7 Billion

By Doug Cameron

18 December 2022

Aerojet makes engines used in missiles, including the Javelin deployed in Ukraine

Defense firm L3Harris Technologies Inc. on Sunday said it agreed to buy Aerojet Rocketdyne Holdings Inc. in a $4.7 billion deal that would cement L3Harris’s role as one of six prime defense contractors for the Pentagon.

Aerojet is a major maker of engines used in missiles, such as the Javelin deployed in Ukraine. Its products also help power NASA space rockets and U.S. military hypersonic systems designed to deter China’s military expansion.

Aerojet was put back up for sale after federal regulators in January sued to block its planned $4.4 billion purchase by Lockheed Martin Corp. on antitrust grounds, sparking a bitter internal board battle.

L3Harris’s all-cash bid of $58 a share won out over competing offers from General Electric Co. and Textron Inc. according to people involved in the negotiations. A deal is expected to face intense regulatory scrutiny at a time when Aerojet has also wrestled with production problems.

Melbourne, Fla.-based L3Harris, which has a market value of around $40 billion, is the product of a 2019 tie-up between L3 Technologies Inc. and Harris Corp. The deal created a company with a product range stretching from military radios and top secret space hardware to air-traffic control systems.

Chris Kubasik, chief executive of L3Harris, has said he aims to make his company an alternative to the largest Pentagon suppliers such as Raytheon Technologies Corp. and Lockheed Martin.

L3Harris has sold training businesses to fund expansion and investment in other areas, and in recent months won contracts outside its usual areas of expertise, including to supply aircraft for the U.S. Special Operations Command and satellites to track hypersonic missiles.

Mr. Kubasik said in an interview that the deal represented “a second bite at the apple” for L3Harris, which had previously eyed Aerojet to add exposure to engines, and more space and hypersonics work. “We want to be the disrupter,” he said.

L3Harris has also expanded with a recent deal to purchase a military-communications business from satellite specialist Vasat Inc.

Aerojet last month said it is catching up on rocket motor work for Raytheon, which has said supplier issues are expected to disrupt its missile production through 2024. Aerojet CEO Eileen Drake said a fire at a supplier disrupted production, but Aerojet stood up a new manufacturing plant and improved hiring and its own supply chain.

El Segundo, Calif.-based Aerojet’s importance to national security was highlighted when the Pentagon in February issued an update on the state of defense suppliers, highlighting consolidation in the rocket motor sector as an area of concern. The Pentagon said the shrinking number of providers could stifle innovation and price competition, and leave the military vulnerable to supply disruptions.

Aerojet also makes solid fuel rockets, which defense experts have said are preferred because of their reliability and longevity compared with liquid-fueled motors. In 1990 there were eight such manufacturers, according to the February Pentagon report. Orbital ATK Inc., the other large producer, was bought by Northrop Grumman Corp. in 2017.

Antitrust enforcers at the Federal Trade Commission in January sued to block Lockheed Martin’s deal to acquire Aerojet, arguing a deal would harm rival defense contractors and lead to unacceptable consolidation in markets critical to national security. Lockheed Martin dropped its bid on Feb. 13.

Communications Legends for Aerojet Rocketdyne

Additional Information and Where to Find It

In connection with the proposed transaction with L3Harris Technologies, Inc. (“L3Harris”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file relevant materials with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the SEC by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the Investor Relations section of the Company’s website at http://rocket.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including their ownership of common stock of the Company, can be found in the Company’s Annual Report Amendment filed on Form 10-K/A with the SEC on May 2, 2022. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the Annual Report Amendment, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will fille with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding the proposed transaction and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the Company’s common stock and on the Company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the Company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the Company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products the Company offers as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of the Company’s products; and other factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 18, 2022 and Quarterly Report on Form 10-Q filed on November 1, 2022, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.